Exhibit 99.1

NEWS RELEASE For immediate release Christy McElroy 904 598 7616 ChristyMcElroy@regencycenters.com John T. Hayes 203 863 8200 jhayes@ubproperties.com

Regency Centers to Acquire Urstadt Biddle Properties in All-Stock Transaction

JACKSONVILLE, Fla. and GREENWICH, Conn. (May 18, 2023) – Regency Centers Corporation (“Regency”) (Nasdaq: REG) and Urstadt Biddle Properties Inc. (“Urstadt Biddle” or “UBP”) (NYSE: UBA and UBP) today announced that the two companies have entered into a definitive merger agreement (the “Agreement”) by which Regency will acquire Urstadt Biddle in an all-stock transaction, valued at approximately $1.4 billion, including the assumption of debt and preferred stock. The combined company is expected to have a pro forma equity market capitalization of approximately $11 billion and total enterprise value of approximately $16 billion.

Under the terms of the Agreement, Urstadt Biddle’s Class A Common (UBA) and Common (UBP) stockholders will receive 0.347 of a newly-issued REG share for each UBA or UBP share they own, representing a total consideration of approximately $20.40 per share based on Regency’s closing share price on May 17, 2023. Upon closing, Regency and Urstadt Biddle shareholders will own approximately 93% and 7% of the combined company, respectively. The respective Boards of Directors of both Regency and Urstadt Biddle have each approved the transaction.

“We couldn’t be more excited about the combination of our two great companies,” said Lisa Palmer, President and Chief Executive Officer of Regency. “The portfolio that Urstadt Biddle has carefully assembled over more than 50 years offers a highly aligned demographic and merchandising profile to Regency. Both companies have a successful track record of owning and operating best-in-class grocery-anchored neighborhood and community centers in premier suburban trade areas, and we look forward to the synergies and growth opportunities that this transaction will offer to the combined shareholder base.”

“Regency has a long, successful history of being a sector and industry leader in the ownership and operation of high-quality shopping centers around the country, with one of the best-regarded teams in the REIT industry,” said Willing L. Biddle, President and CEO of Urstadt Biddle. “I have no doubt that our portfolio will be in great hands under Regency leadership, and as a future Regency shareholder I look forward to the scale and platform benefits that the combination of our two companies will provide.”

The combined portfolio will be comprised of 481 total properties encompassing more than 56 million square feet of gross leasable area. The combination is expected to provide several strategic benefits, including:

•

Strategically Aligned Portfolios of High-Quality, Open-Air Shopping Centers: The transaction grows the combined company’s footprint of high-quality, grocery-anchored shopping centers in premier suburban trade areas while enhancing Regency’s overall geographic diversification and maintaining a strong tenant roster.

•	Best-In-Class Operating Platform Drives Value Creation: Regency’s sector-leading national leasing and asset management platform is positioned to unlock value within the combined portfolio.

•	Positive Financial Benefit: The transaction is expected to be immediately accretive to Core Operating Earnings (defined below) including approximately $9 million of annual cost savings benefit.

•

Maintains Balance Sheet and Liquidity Strength: The all-stock transaction preserves Regency’s well-capitalized and flexible balance sheet to support continued growth as pro forma leverage remains at the low end of Regency’s target range of 5.0x – 5.5x.

UBP is expected to align the timing of its quarterly dividend payments to Regency’s during the pendency of the merger. The transaction is expected to be non-taxable to Urstadt Biddle shareholders.

The transaction is currently expected to close late in the third quarter or early in the fourth quarter of 2023, subject to the receipt of approval of UBA and UBP shareholders and satisfaction of other customary closing conditions. Stockholders of UBP holding approximately 68% of UBP’s voting rights have entered into an agreement to vote in favor of the transaction. There are no anticipated changes to Regency’s executive management team or Board of Directors.

RBC Capital Markets and Wells Fargo Securities are acting as financial advisors and Wachtell, Lipton, Rosen & Katz is serving as legal advisor to Regency Centers. Eastdil Secured and Deutsche Bank are acting as financial advisors and Hogan Lovells US LLP is serving as legal advisor to Urstadt Biddle.

Presentation, Webcast & Conference Call Information

A Merger Presentation with additional details will be posted on Regency’s Investor Relations website at investors.regencycenters.com. Regency will host a webcast and conference call today, May 18, 2023 at 8:30 AM ET to discuss the transaction. Dial-in and webcast information is below.

Date:	Thursday, May 18, 2023
Time:	8:30 a.m. ET
Dial#:	877-407-0789 or 201-689-8562
Webcast:	Regency Centers & Urstadt Biddle Conference Call

Replay: Webcast Archive – Regency Investor Relations page under Events & Webcasts

About Regency Centers Corporation (Nasdaq: REG)

Regency Centers is a preeminent national owner, operator, and developer of shopping centers located in suburban trade areas with compelling demographics. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (“REIT”) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit RegencyCenters.com.

About Urstadt Biddle Properties Inc. (NYSE: UBA and UBP)

Urstadt Biddle Properties Inc. is a self-administered equity REIT which owns or has equity interests in 77 properties containing approximately 5.3 million square feet of space. Listed on the New York Stock Exchange since 1970, it provides investors with a means of participating in ownership of income-producing properties. It has paid 212 consecutive quarters of uninterrupted dividends to its shareholders since its inception.

###

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to the proposed transaction between Regency and UBP or Regency’s and UBP’s future events, developments or financial or operational performance or results are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “could,” “can”, “should,” “plan”, “seek”, “would,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “project,” “anticipate,” “guidance,” or variations of such words and other similar language and the negatives of such words. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. These forward-looking statements are based on certain assumptions and analyses made by Regency or UBP in light of their respective experiences and their respective perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Ours and UBP’s operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our respective SEC filings. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our respective businesses, financial condition or operating results, as well as the market price of our respective securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements, whether as a result of new information, future events or developments or otherwise, except as to the extent required by law. These risks and events include, without limitation: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between Regency and UBP; the effect of the announcement of the proposed transaction on the ability of Regency and UBP to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; Regency’s and UBP’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approval and satisfaction of other closing conditions to consummate the proposed transaction; failure to achieve the anticipated benefits from the proposed transaction; other risks related to the completion of the proposed transaction and actions related thereto, including significant transaction costs and/or unknown or inestimable liabilities, risks related to diverting the attention of Regency and UBP management from ongoing business operations and the risk of stockholder litigation in connection with the proposed transaction; risk factors related to the integration of the two companies and the future opportunities and plans for the combined company; risk factors related to the current economic environment; risk factors related to pandemics or other health crises; risk factors related to operating retail-based shopping centers; risk factors related to real estate investments; risk factors related to the environment affecting Regency’s and UBP’s properties; risk factors related to corporate matters; risk factors related to our respective partnerships and joint ventures; risk factors related to funding strategies and capital structure; risk factors related to the market price for our respective common stock and other securities; and risk factors related our respective qualifications as a REIT.

These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and proxy statement/prospectus that will be filed with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Regency’s and UBP’s respective periodic reports and other filings with the SEC, including the risk factors identified in Regency’s and UBP’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither Regency nor UBP undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Regency intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of UBP and that also constitutes a prospectus of Regency. Each of Regency and UBP may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that Regency or UBP may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of UBP. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about Regency, UBP and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Regency will be available free of charge on Regency’s website at https://investors.regencycenters.com or by requesting copies from by mail at Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville FL 32202-5019. Copies of the documents filed with the SEC by UBP will be available free of charge on UBP’s website at https://investors.ubproperties.com or by requesting copies from by mail at 321 Railroad Avenue, Greenwich, CT 06830, attention: Secretary.

Participants in the Solicitation

Regency, UBP and certain of their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Regency, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Regency’s proxy statement for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 22, 2023, and Regency’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 17, 2023. Information about the directors and executive officers of UBP, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in UBP’s proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on February 7, 2023 and UBP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2022, which was filed with the SEC on January 13, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Regency or UBP using the sources indicated above.

Non-GAAP Disclosure

We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.

We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP, rather they supplement GAAP measures by providing additional information we believe to be useful to our shareholders. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of Regency.

Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit’s definition. Since Nareit FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of Regency’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Regency’s operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. Regency provides a reconciliation of Net Income Attributable to Common Shareholders to Nareit FFO.

Core Operating Earnings is an additional performance measure that excludes from Nareit FFO: (i) transaction related income or expenses; (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Regency provides a reconciliation of Net Income to Nareit FFO to Core Operating Earnings.

Regency – Investor Contact

Christy McElroy, SVP, Capital Markets

904 598 7616

ChristyMcElroy@regencycenters.com

Urstadt Biddle – Investor Contact

John T. Hayes, CFO

203 863 8200

jhayes@ubproperties.com